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                  SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549


                               Form 8-K


                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       December 4, 2003
                                                -----------------------

                                DeVRY INC.
          -------------------------------------------------------------
          (Exact name of registrant as specified in its charter)


          DELAWARE               1-13988                36-3150143
-----------------------------------------------------------------------
(State or other jurisdiction  (Commission          (IRS Employer
  of incorporation)            File Number)         Identification No.)


 ONE TOWER LANE, OAKBROOK TERRACE, IL                     60181
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 (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code  (630)571-7700
                                                  ---------------------










Total number of pages: 6


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                                DEVRY INC.
                              FORM 8-K INDEX


                                                                Page No.
                                                                --------

Item 9 - Regulation FD Disclosure                                  3

Signatures                                                         3

Press Release dated December 4, 2003.                              4 -6









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Item 9 -Regulation FD Disclosure
--------------------------------
On December 4, 2003, DeVry Inc. issued a press release announcing the Company's 2003 fall term enrollment figures. The full text of that press release is on pages 4 - 6 of this Form 8-K.


Signatures
----------
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              DEVRY INC.
                                             ------------
                                             (REGISTRANT)



Date: December 4, 2003                       /s/Ronald L. Taylor
                                             -------------------
                                             Ronald L. Taylor
                                             President and
                                             Co-Chief Executive Officer




Date: December 4, 2003                       /s/Norman M. Levine
                                             -------------------
                                             Norman M. Levine
                                             Senior Vice President and
                                             Chief Financial Officer


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Contacts:						For Immediate Release
Joan Bates
Investor Relations
630-574-1949

Jonelle Niffenegger
Media Relations
630-706-3212

        DeVry Inc. Reports Enrollment Growth for 2003 Fall Term at DeVry University and Ross University

OAKBROOK TERRACE, Ill., (December 4, 2003) DeVry Inc. (NYSE: DV), an international higher education company, today reported enrollment for the 2003 fall term.

At DeVry University, new undergraduate student enrollment for the 2003 fall term increased 6.2 percent to 10,633, compared with 10,011 in the previous year. Total undergraduate student enrollment in the 2003 fall term was 43,001, a decrease of 2.5 percent, compared to 44,123 for the 2002 fall term. These results exclude enrollments at DeVry's Toronto location, which did not enroll new students pursuant to the company's agreement with RCC College of
Technology.   Fall 2003 enrollments represent an improvement from both the 2.5 percent increase in new student enrollment and the 5.2 percent decline in total student enrollments in the 2003 summer term.

Including Toronto, new undergraduate student enrollment for the 2003 fall term of 10,633 increased by 3.2 percent from 10,303 in the prior year. Total undergraduate student enrollment in the 2003 fall term was 43,383, including Toronto, a decrease of 4.0 percent, compared to 45,200 for the 2002 fall term.

For fiscal 2004, Keller Graduate School of Management (KGSM) adopted the DeVry University academic calendar, which consists of six 8-week terms, as opposed to five 10-week terms in the prior KGSM calendar. For the 2003 November term, the number of coursetakers at KGSM increased 4.8 percent to 11,274 compared with 10,761 in the November term last year. We expect the total KGSM coursetaker enrollment growth in the six terms of fiscal year 2004 to exceed the 21 percent year-to-year growth posted in fiscal year 2003.

The total number of online coursetakers for the 2003 fall term more than doubled to 9,077 compared with 3,824 in the same term a year ago.

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The total number of students enrolled at Ross University for the 2003 September term was 3,174 compared to 2,713 last year, an increase of 17.0 percent. This compares to an 11.8 percent increase in the 2003 May term.

"We continue to gain momentum and show positive new student enrollment results due to our improved advertising and outreach programs, strong interest in our online degree programs, and the addition of our new Houston campus and new DeVry University Centers," said Ronald L. Taylor, president and co-chief executive officer of DeVry Inc. "In addition, we believe that the ability to supplement the campus experience with the flexibility of taking online courses allows DeVry to efficiently and effectively meet the needs of its diverse student population."

"The acquisition and integration of Ross University has been very successful and has exceeded our performance expectations," said Dennis J. Keller, DeVry's chairman and co-chief executive officer. "We look forward to continued growth as Ross helps to meet the strong demand for physicians and veterinarians in the United States."


Fall 2003 Enrollment Results
----------------------------

                                                               Increase/
DeVry University (excluding Toronto)   Fall 2003   Fall 2002   (Decrease)
------------------------------------   ---------   ---------   ----------

New undergraduate students
 (onsite & online)                        10,633      10,011       +6.2%

Total undergraduate students
 (onsite & online)                        43,001      44,123       (2.5%)

                                        November    November
                                          2003        2002
                                        --------    --------
Graduate coursetakers (onsite & online)   11,274      10,761       +4.8%

Online coursetakers
 (undergraduate & graduate)                9,077       3,824     +137.4%

                                       September   September
                                          2003        2002
                                       ---------   ---------

Ross University                            3,174       2,713      +17.0%


DeVry University (including Toronto)   Fall 2003   Fall 2002
------------------------------------   ---------   ---------

New undergraduate students                10,633      10,303       +3.2%

Total undergraduate students              43,383      45,200       (4.0%)



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DeVry Inc. (NYSE: DV) is the holding company for DeVry University, Ross
University and Becker Professional Review. DeVry University, which includes Keller Graduate School of Management, offers associate, bachelor's and master's degree programs in technology, business and management. Ross University, through its schools of Medicine and Veterinary Medicine, offers both doctor of medicine and doctor of veterinary medicine degrees. Becker Professional Review provides preparatory coursework for the certified public accountant, certified management accountant and chartered financial analyst exams. DeVry Inc. is based in Oakbrook Terrace, Ill. For more information about the company, visit
<http://www.devry.com>.

Certain information contained in this release may constitute forward- looking statements pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. Such statements may involve risks and uncertainty that could cause actual results to differ materially from the forward-looking statements. Potential risks and uncertainties include, but are not limited to, dependence on student financial aid, state and provincial approval and licensing requirements, and the other factors detailed in the company's Securities and Exchange Commission filings, including those discussed under the heading "Risk Factors" in the Company's Registration Statement on Form S-3 (No. 333-22457) filed with the SEC.